SWISS RE FINANCIAL PRODUCTS CORPORATION
55 East 52nd Street
New York, New York 10055
Fax: (917) 322-7201/Phone: (212) 407-7322

DATE:	May 31, 2007

TO:
U.S. Bank National Association., solely as Trustee of
Supplemental Interest Trust,
Structured Asset Securities Corporation Mortgage Pass-Through
Certificates, Series 2007-BC3 (“Party B”)
c/o U.S. Bank National Association
1 Federal Street, 3rd Floor
Boston, Massachusetts 02110
Attention: Structured Finance-SASCO 2007-BC3

FROM:	Swiss Re Financial Products Corporation (“Party A”)

RE:	Cap Transaction

Dear Sir or Madam:

The purpose of this letter agreement (this “Confirmation”) is to confirm the terms and conditions of the transaction entered into between us on the Trade Date specified below (the “Transaction”).

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation constitutes a “Confirmation” as referred to in, and supplements, forms part of and is subject to, the ISDA Master Agreement dated as of May 31, 2007, as amended and supplemented from time to time (the “Agreement”) between Party A and Party B. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

1.	The Swap Transaction to which this Confirmation relates is a Rate Swap Transaction, the terms of which are as follow:

General Terms

Trade Date:	May 24, 2007

Effective Date:	June 25, 2008

Termination Date:	May 25, 2012, subject to adjustment in accordance with the following Modified Following Business Day Convention

Notional Amount:	See Amortization Schedule, Schedule A

Fixed Amounts:

	Fixed Rate Payer:	Party B

	Fixed Rate Payer Payment Dates:	May 31, 2007

Fixed Amount:
USD 198,000; Lehman Brothers Holdings Inc. (for the benefit of Party B) shall pay to Party A the Fixed Amount on or prior to May 31, 2007. This Upfront Payment will be netted with the Fixed Rate Payer Upfront Payment under confirmation Ref. No. 1500801 between Party A and Party B of even date herewith.

Floating Amounts:

	Floating Rate Payer:	Party A

	Cap Rate:	6.50%

	Floating Rate Payer Period End Dates:	For a Calculation Period, the Period End Date set forth on Schedule A hereto

	Floating Rate Payer Payment Dates:	Early Payment, one (1) Business Day preceding each Floating Rate Payer Period End Date.

	Floating Rate Option:	USD-LIBOR-BBA

	Designated Maturity:	One month

	Spread:	None

	Floating Rate Day Count Fraction:	Actual/360

	Reset Dates:	The first day of each Calculation Period.

	Compounding:	Inapplicable

Business Day Convention:
Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in (1) the city in which the Corporate Trust Office of Party B is located or (2) the States of New York, Maryland, Massachusetts, Minnesota or Colorado are closed.

2.	Procedural Terms:

	Calculation Agent:	Party A

	Offices:	The Office of Party A for the Cap Transaction is New York

Account Details:

Payments to Party A:	JPMorgan Chase Bank ABA # 021000021 SWIFT: CHASUS33 For the Account of Swiss Re Financial Products Corporation Account No.: 066-911184

Payments to Party B:	U.S. BANK NATIONAL ASSOCIATION ABA # 091-000-022 ACCT.# 173-103-321-118 Trust Acct # 112970102 Reference: Structured Asset Securities Corp. 2007-BC3

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by executing this Confirmation and returning it to us by facsimile to:

Swiss Re Financial Products Corporation
Attention: Derivatives Documentation
Fax: (917) 322-7201 Phone: (212) 407-7322

SWISS RE FINANCIAL PRODUCTS CORPORATION

By:  /s/ Linda H. Singer

Authorized Signatory

Accepted and confirmed as of the Trade Date written above:

U.S. Bank National Association, not in its individual capacity, but solely as Trustee of Supplemental Interest Trust, Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-BC3

By:  /s/ David Duclos

Name: David Duclos
Title: Vice President

SCHEDULE A to the Confirmation dated as of May 31, 2007,
Re: Reference Number 1500805
Amortization Schedule, subject to adjustment in accordance with the Modified Following Business Day Convention

Period Date from and Including	Period Date to and Excluding:	Notional Amount (USD)
6/25/2008	7/25/2008	680,000.00
7/25/2008	8/25/2008	2,844,000.00
8/25/2008	9/25/2008	5,110,000.00
9/25/2008	10/25/2008	7,507,000.00
10/25/2008	11/25/2008	9,924,000.00
11/25/2008	12/25/2008	12,428,000.00
12/25/2008	1/25/2009	14,939,000.00
1/25/2009	2/25/2009	17,490,000.00
2/25/2009	3/25/2009	20,052,000.00
3/25/2009	4/25/2009	22,577,000.00
4/25/2009	5/25/2009	25,057,000.00
5/25/2009	6/25/2009	46,807,000.00
6/25/2009	7/25/2009	56,269,000.00
7/25/2009	8/25/2009	64,035,000.00
8/25/2009	9/25/2009	68,921,000.00
9/25/2009	10/25/2009	71,861,000.00
10/25/2009	11/25/2009	73,373,000.00
11/25/2009	12/25/2009	73,835,000.00
12/25/2009	1/25/2010	73,553,000.00
1/25/2010	2/25/2010	72,666,000.00
2/25/2010	3/25/2010	71,345,000.00
3/25/2010	4/25/2010	70,001,000.00
4/25/2010	5/25/2010	68,631,000.00
5/25/2010	6/25/2010	67,265,000.00
6/25/2010	7/25/2010	65,902,000.00
7/25/2010	8/25/2010	64,537,000.00
8/25/2010	9/25/2010	63,168,000.00
9/25/2010	10/25/2010	61,826,000.00
10/25/2010	11/25/2010	60,439,000.00
11/25/2010	12/25/2010	59,109,000.00
12/25/2010	1/25/2011	57,764,000.00
1/25/2011	2/25/2011	56,434,000.00
2/25/2011	3/25/2011	55,119,000.00
3/25/2011	4/25/2011	53,779,000.00
4/25/2011	5/25/2011	52,485,000.00
5/25/2011	6/25/2011	51,197,000.00
6/25/2011	7/25/2011	49,948,000.00
7/25/2011	8/25/2011	48,666,000.00
8/25/2011	9/25/2011	47,420,000.00
9/25/2011	10/25/2011	46,208,000.00
10/25/2011	11/25/2011	44,990,000.00
11/25/2011	12/25/2011	43,802,000.00
12/25/2011	1/25/2012	42,641,000.00
1/25/2012	2/25/2012	41,471,000.00
2/25/2012	3/25/2012	40,356,000.00
3/25/2012	4/25/2012	39,223,000.00
4/25/2012	5/25/2012	38,109,000.00